UNITED STATES
		   SECURITIES AND EXCHANGE COMMISSION
			  Washington, D.C. 20549

                                  FORM 8-K/A

			       CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 22, 2011

                            Monza Ventures Inc.
            (Exact name of registrant as specified in its charter)

            Nevada                      000-51976                N/A
(State or other jurisdiction of  (Commission File Number)   (IRS Employer
        incorporation)                                    dentification No.)

          1018 HUGUANG RD., CHANG CHUN, CHINA,     130012
     (Address of principal executive offices)     (Zip Code)

   Registrants telephone number, including area code 949-419-6588

                                    N/A
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note: This amended 8K is filed to correct the second paragraph in which Mr. Thompson's name was inadvertently cited. It is now revised to include the current President's name.

-----------------------------------------------------------------------------

2

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Stewart Irvine was appointed as President and Director of the Company following the resignation of Greg Thompson.

Greg Thompson resigned as President of the Company, effective December 22,
2011.

Mr. Irvine is currently CEO of Imogo Mobile Technologies Corp. and has over twenty years of experience encompassing administration, operations, financial planning and analysis, international marketing and sales, product development, manufacturing and public company financing. He has extensive experience in developing companies from concept through to fully operational, including public offerings, reverse mergers, and consolidation.

Our board of director now consists of Stewart Irvine, Greg Thompson, Chen Wang, Peng Jian Zhi and Yuan Wei.

There are no family relationships among our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONZA VENTURES INC.

/s/ Stewart Irvine
Stewart Irvine
President

Date: January 11, 2012

--------------------------------------------------------------------------------